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                     PRUDENTIAL GOVERNMENT SECURITIES TRUST
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                        (Short-Intermediate Term Series)

                        Supplement Dated August 24, 2000
                       Prospectus Dated January 31, 2000

   The Board of Trustees of Prudential Government Securities Trust (the Fund) has recently approved a proposal to exchange the assets and liabilities of Short-Intermediate Term Series (the Series) of the Fund for shares of Prudential Government Income Fund, Inc. (Government Income Fund). Class A and Class Z shares of the Series would be exchanged at net asset value for the respective Class A and Class Z shares of equivalent value of Government Income Fund.

   The transfer has been approved by the Trustees of the Fund and by the Board of Directors of Government Income Fund and is subject to approval by the shareholders of the Series. The shareholders' meeting is scheduled to occur in December 2000. It is anticipated that a proxy statement/prospectus relating to the transaction will be mailed to the Series' shareholders in early November 2000.

   Under the terms of the proposal, shareholders of the Series would become shareholders of Government Income Fund. No sales charges would be imposed on the proposed transfer. The Fund anticipates obtaining an opinion of its counsel or a ruling from the Internal Revenue Service that the transaction will not result in gain or loss to shareholders of the Series for federal income tax purposes.

   Effective immediately, the Fund will no longer accept orders to purchase or exchange into shares of any class, except for (1) certain Retirement and Employee Plans (excluding IRA accounts) that are currently shareholders, and successor or related programs and plans, (2) investors who have executed a Letter of Intent prior to August 24, 2000, (3) shareholders who have elected to reinvest dividends and/or distributions and (4) current shareholders participating in automatic investment plans. The current exchange privilege


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of obtaining shares of other Prudential Mutual Funds and the current redemption rights will remain in effect until the transaction is consummated.

   The investment objective of Government Income Fund is to seek high current return. The Government Income Fund normally invests at least 65% of its total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury and obligations, including mortgage-related securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities.